UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2022

MOONLAKE IMMUNOTHERAPEUTICS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39630	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Dorfstrasse 29
Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

41 415108022

(Registrant’s telephone number, including area code)

Helix Acquisition Corp.

Cormorant Asset Management, LP

200 Clarendon Street, 52nd Floor

Boston, MA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On April 5, 2022 (the “Closing Date”), MoonLake Immunotherapeutics, a Cayman Islands exempted company (formerly known as Helix Acquisition Corp.) (prior to the Closing Date, “Helix” and after the Closing Date, “MoonLake”) consummated the previously announced business combination (the “Closing”) pursuant to that certain Business Combination Agreement dated October 4, 2021 (the “Business Combination Agreement”), by and among Helix, MoonLake Immunotherapeutics AG, a Swiss stock corporation (Aktiengesellschaft) registered with the commercial register of the Canton of Zug, Switzerland under the number CHE-433.093.536 (“MoonLake AG”), the existing equityholders of MoonLake AG set forth on the signature pages to the Business Combination Agreement and equityholders of MoonLake AG that executed joinders to the Business Combination Agreement (collectively, the “ML Parties”), Helix Holdings LLC, a Cayman Islands limited liability company and the sponsor of Helix (the “Sponsor”), and the representative of the ML Parties (such transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”). In connection with the Closing, the registrant changed its name from Helix Acquisition Corp. to MoonLake Immunotherapeutics.

The Business Combination Agreement provided for, among other things, the following transactions:

(i)	Two business days prior to the Closing Date, the ML Parties and MoonLake AG effectuated a restructuring of MoonLake AG’s share capital to, among other things, (x) convert the existing Series A preferred shares of MoonLake AG, par value of CHF 0.10 per share, into an equal number of common shares of MoonLake AG with a par value CHF 0.10 per share (the “MoonLake AG Common Shares”), such that the ML Parties held a single class of capital stock of MoonLake AG immediately prior to the Closing and (y) approve a capital increase for the issuance of 4,006,736 Class V Voting Shares of MoonLake AG, par value CHF 0.01 per share (“MoonLake AG Class V Voting Shares”), to Helix, each Class V Voting Share due to its lower par value having ten times the voting power of a MoonLake AG Common Share (the “Restructuring”).

(ii)	At the Closing, 2,875,000 Class B ordinary shares of Helix, par value $0.0001 per share (the “Class B Ordinary Shares”), constituting all of the then-outstanding Class B Ordinary Shares, were automatically converted into Class A ordinary shares of Helix, par value $0.0001 per share (the “Class A Ordinary Shares”) on a one-for-one basis.

(iii)	At the Closing, Helix amended and restated its existing memorandum and articles of association to, among other things, establish a share structure consisting of the Class A Ordinary Shares, which carry economic and voting rights, and Class C ordinary shares of Helix, par value $0.0001 per share (the “Class C Ordinary Shares”), which carry voting rights but no economic rights.

(iv)	On the Closing Date, Helix paid all unpaid transaction expenses and contributed $134,646,009 to MoonLake AG, including $15,000,000 loan repayment pursuant to a promissory note dated March 21, 2022, by and between Helix and Cormorant Asset Management LP.

(v)	On the Closing Date, following the Restructuring, Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., and Biotechnology Value Trading Fund OS, L.P. (collectively, the “BVF Shareholders”) assigned all of their MoonLake AG Common Shares to Helix and Helix issued to the BVF Shareholders 18,501,284 Class A Ordinary Shares.

(vi)	On the Closing Date, following the Restructuring, Helix issued 15,775,472 Class C Ordinary Shares to the ML Parties (other than the BVF Shareholders).

Additionally, on the Closing Date, Helix issued to the PIPE Investors (as defined below in the section entitled “Introductory Note—Subscription Agreements and PIPE Investment (Private Placement)”) an aggregate of 11,700,000 Class A Ordinary Shares.

The transactions set forth in the Business Combination Agreement constituted a “Business Combination” as contemplated by Helix’s amended and restated memorandum and articles of association.

The material provisions of the Business Combination Agreement are described in Helix’s revised definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2022 (the “Proxy Statement”) in the section entitled “The Business Combination Proposal—The Business Combination Agreement” beginning on page 112, which is incorporated by reference herein.

The foregoing description of the Business Combination Agreement is not complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Investment Agreement

On October 4, 2021, concurrently with the execution of the Business Combination Agreement, Helix, MoonLake AG and each of the ML Parties entered into an Investment Agreement (as amended, the “Investment Agreement”). Pursuant to the terms of the Investment Agreement, two business days prior to the Closing Date, the existing shareholders of MoonLake AG held an extraordinary shareholders meeting to (i) approve the conversion of MoonLake AG Series A Preferred Shares into MoonLake AG Common Shares, (ii) approve the increase of the nominal statutory capital of MoonLake AG through the issuance of the MoonLake AG Class V Voting Shares to Helix, (iii) waive such existing MoonLake AG shareholders’ subscription rights with respect to the nominal capital increase and the issuance of the MoonLake AG Class V Voting Shares to Helix, (iv) approve the amendment of MoonLake AG’s articles of association to reflect such conversion and capital increase, and (v) elect one director nominated by Helix.

The foregoing description of the Investment Agreement is not complete and is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Subscription Agreements and PIPE Investment (Private Placement)

On October 4, 2021, concurrently with the execution of the Business Combination Agreement, and subsequently on March 31, 2022 and April 4, 2022, Helix entered into subscription agreements (collectively, the “PIPE Subscription Agreements”) with certain investors (collectively, the “PIPE Investors,” which includes affiliates of the Sponsor and certain existing equityholders of MoonLake AG) pursuant to which, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 11,700,000 Class A Ordinary Shares (the “PIPE”), 11,600,000 shares of which were issued at a price of $10.00 per share for gross proceeds of $116,000,000 and 100,000 shares of which were issued to placement agents of the PIPE in satisfaction of an aggregate of $1,000,000 of fees owed by Helix to such placement agents.

The PIPE Subscription Agreements contain customary representations and warranties of Helix, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Business Combination Agreement. The PIPE was consummated substantially concurrent with the Closing of the Business Combination. The PIPE Subscription Agreements provide for certain customary registration rights for the PIPE Investors.

The foregoing description of the PIPE Subscription Agreements and the PIPE is not complete and is qualified in its entirety by reference to the full text of the forms of PIPE Subscription Agreements, copies of which are attached hereto as Exhibits 10.6 and 10.7 and are incorporated herein by reference.

Amended Sponsor Agreement

On October 4, 2021, Helix, the Sponsor, and the officers and directors of Helix (the “Insiders”) entered into an amendment (the “Amended Sponsor Agreement”) to the letter agreement among the parties dated October 19, 2020. Pursuant to the Amended Sponsor Agreement, the Sponsor and Insiders (i) waived the anti-dilution and conversion price adjustments set forth in Helix’s existing amended and restated memorandum and articles of association with respect to the Helix Class B ordinary shares held by the Sponsor and Insiders and (ii) voted in favor of approval of the adoption of the Business Combination Agreement, the Business Combination, and each other proposal presented by Helix for approval by Helix’s stockholders.

The foregoing description of the Amended Sponsor Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended Sponsor Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Restated and Amended Shareholders’ Agreement

At the Closing, Helix, MoonLake AG and each ML Party entered into a Restated and Amended Shareholders’ Agreement (the “A&R Shareholders’ Agreement”). Pursuant to the terms of the A&R Shareholders’ Agreement, MoonLake AG’s existing shareholders’ agreement was amended and restated. The A&R Shareholders’ Agreement became effective as of the registration of the increase of MoonLake AG’s nominal share capital in the commercial register of the Canton of Zug, Switzerland and will continue in force until the earlier of 15 years or the date on which all of the ML Parties have exchanged their equity in MoonLake AG for Class A Ordinary Shares.

With the intent to approximate the rights, obligations and restrictions that an ML Party would enjoy if it were a holder of Class A Ordinary Shares, the A&R Shareholders’ Agreement (i) imposes certain transfer and other restrictions on the ML Parties, (ii) provides for the waiver of certain statutory rights and (iii) establishes certain mechanics whereby Helix and each of the ML Parties are able to effect the conversion of MoonLake AG Common Shares and Class C Ordinary Shares into a number of Class A Ordinary Shares equal to the exchange ratio of 33.638698 Class A Ordinary Shares to one MoonLake AG Common Share.

The foregoing description of the A&R Shareholders’ Agreement is not complete and is qualified in its entirety by reference to the full text of the A&R Shareholders’ Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the Closing, MoonLake AG, the Sponsor and certain ML Parties entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) pursuant to which, among other things, the parties thereto were granted certain customary registration rights with respect to Class A Ordinary Shares beneficially held by them, directly or indirectly, and agreed to transfer restrictions with respect to the Class A Ordinary Shares and Class C Ordinary Shares beneficially held by them, as applicable.

Pursuant to the A&R Registration Rights Agreement and/or the A&R Shareholders’ Agreement, as applicable, the following lock-ups are in place: (a) a six-month lock-up period following the Closing applies to the MoonLake AG Common Shares and Class C Ordinary Shares held by the ML Parties (other than the BVF Shareholders) and any Class A Ordinary Shares received by them during the lock-up period in exchange for their MoonLake AG Common Shares and simultaneous surrender of their Class C Ordinary Shares; (b) a thirty-day lock-up period following the Closing applies to the Helix 2020 Private Placement Shares (as defined herein) held by the Sponsor and its permitted transferees; (c) a one-year lock-up period following the Closing applies to (i) the Class A Ordinary Shares received upon conversion of the Founder Shares (as defined herein) held by the Sponsor and Helix’s independent directors and (ii) the Class A Ordinary Shares held by the BVF Shareholders and MSI BVF SPV LLC, subject to earlier release from the lock-up if subsequent to the Business Combination (x) the closing price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) following the Closing MoonLake completes a liquidation, merger, share exchange or other similar transaction that results in all of MoonLake’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. The PIPE Investors are not restricted from selling any of their Class A Ordinary Shares following the Closing.

The foregoing description of the A&R Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Incentive Plan

On January 6, 2022, Helix’s board of directors adopted the MoonLake Immunotherapeutics 2022 Equity Incentive Plan (the “Incentive Plan”), subject to approval by the Helix shareholders. On March 31, 2022, Helix’s shareholders approved the Incentive Plan at the Extraordinary Meeting (as defined below), and on April 6, 2022, the newly constituted board of directors of MoonLake (the “Board”) ratified the Incentive Plan. The purpose of the Incentive Plan is to promote and closely align the interests of employees, officers, non-employee directors and other service providers of MoonLake and its shareholders by providing share-based compensation and other performance-based compensation. The objectives of the Incentive Plan are to attract and retain the best available employees for positions of substantial responsibility and to motivate participants to optimize the profitability and growth of MoonLake through incentives that are consistent with MoonLake’s goals and that link the personal interests of participants to those of MoonLake’s shareholders. The Incentive Plan provides for the grant of options, stock appreciation rights, restricted stock units, restricted stock and other share-based awards and for incentive bonuses, which may be paid in cash, Class A Ordinary Shares (or such other class or kind of shares or other securities as may be applicable) or a combination thereof. No awards were granted under the Incentive Plan prior to its approval by the shareholders of Helix.

Pursuant to the director compensation policy, each non-management member of the Board is entitled to receive an initial equity grant of 45,000 options to acquire Class A Ordinary Shares under the Incentive Plan, subject to annual vesting over three years following the date of grant, which options were granted to all of the existing non-management members of the Board on April 6, 2022. All other awards under the Incentive Plan will be granted at the discretion of the Compensation Committee of the Board (or any successor committee) or such other committee as designated by the Board to administer the Incentive Plan.

The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Indemnification Agreements

At Closing, MoonLake entered into indemnification agreements with each of its directors and executive officers that obligate MoonLake to indemnify, hold harmless, exonerate, and to advance expenses as incurred, to the fullest extent permitted under applicable law, from damage arising from the fact that such person is or was an officer or director of MoonLake or its subsidiaries. The indemnification agreements provide that, if a director or executive officer was, is, or is threatened to be made, a party to or a participant (as a witness, deponent or otherwise) in any proceeding by reason of his or her service as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of MoonLake or of any other enterprise which such person is or was serving at the request of MoonLake, MoonLake must indemnify the director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, to the maximum extent permitted under applicable law, including in any proceeding brought by the director or executive officer to enforce his or her rights under the indemnification agreement, to the extent provided by the agreement. The indemnification agreements also require MoonLake to advance reasonable expenses incurred by the indemnitee within twenty days of the receipt by MoonLake of a statement from the indemnitee requesting the advance, provided the statement evidences the expenses and includes or is accompanied by a written undertaking by the indemnitee or on his or her behalf to repay the advanced amounts to the extent that it is ultimately determined that indemnitee is not entitled to be indemnified by MoonLake as provided by the indemnification agreements, Second Amended and Restated Memorandum and Articles of Association of MoonLake Immunotherapeutics, applicable law or otherwise.

The indemnification agreements also provide for procedures for the determination of entitlement to indemnification, including requiring such determination be made by independent counsel after a change of control of MoonLake.

The foregoing description of the indemnification agreements is not complete and is qualified in its entirety by reference to the complete text of each of the indemnification agreements, the form of which is attached hereto as Exhibit 10.32 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Each of the stockholder proposals included in the Proxy Statement was approved by Helix’s shareholders at an extraordinary general meeting of Helix’s shareholders held on March 31, 2022 (the “Extraordinary Meeting”).

In connection with the consummation of the Business Combination, on the Closing Date:

●	all of the then-outstanding 2,875,000 Class B Ordinary Shares (the “Founder Shares”), which were held by the Sponsor and Helix’s independent directors, were automatically converted into Class A Ordinary Shares on a one-for-one basis;

●	the BVF Shareholders assigned all of their MoonLake AG Common Shares to Helix and Helix issued to the BVF Shareholders 18,501,284 Class A Ordinary Shares;

●	Helix issued 15,775,472 Class C Ordinary Shares to the ML Parties (other than the BVF Shareholders); and

●	Helix issued to the PIPE Investors an aggregate of 11,700,000 Class A Ordinary Shares, 11,600,000 shares of which were issued at a price of $10.00 per share for gross proceeds of $116,000,000 and 100,000 shares of which were issued to placement agents of the PIPE in satisfaction of an aggregate of $1,000,000 of fees owed by Helix to such placement agents.

As of the Closing Date, and immediately following the consummation of the Business Combination, MoonLake had the following issued and outstanding securities:

●	36,925,639 Class A Ordinary Shares (inclusive of issuances pursuant to the Business Combination Agreement and the PIPE); and

●	15,775,472 Class C Ordinary Shares (inclusive of issuances pursuant to the Business Combination Agreement).

FORM 10 INFORMATION

Prior to the Closing, Helix was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, MoonLake became a holding company whose only assets consist of cash and equity interests in MoonLake AG.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion, and effects of the Business Combination. You should note that on April 8, 2021, the staff of the SEC issued a public statement entitled “SPAC IPOs and Liability Risk under the Securities Act,” in which the SEC staff indicated that there is uncertainty as to the availability of the safe harbor in connection with a SPAC merger. We have based these forward-looking statements contained in this Current Report on Form 8-K on the current expectations and beliefs of management of MoonLake, and they are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

●	the ability of MoonLake to:

●	realize the benefits expected from the Business Combination; and

●	maintain the listing of the Class A Ordinary Shares on Nasdaq following the Business Combination;

●	MoonLake’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

●	factors relating to the business, operations and financial performance of MoonLake AG, including, but not limited to:

●	MoonLake AG’s limited operating history;

●	MoonLake AG has not initiated, conducted or completed any clinical trials, and has no products approved for commercial sale;

●	MoonLake AG has incurred significant losses since inception, and it expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future;

●	MoonLake AG requires substantial additional capital to finance its operations, and if it is unable to raise such capital when needed or on acceptable terms, it may be forced to delay, reduce, and/or eliminate one or more of its development programs or future commercialization efforts;

●	MoonLake AG is substantially dependent on the success of MoonLake AG’s novel tri-specific nanobody, sonelokimab, also known as M1095/ALX 0761, which it licenses from Merck Healthcare KGaA, Darmstadt, Germany, an affiliate of Merck KGaA, Darmstadt, Germany;

●	MoonLake AG’s ability to renew existing contracts;

●	MoonLake AG’s ability to obtain regulatory approval for its products, and any related restrictions or limitations of any approved products;

●	MoonLake AG’s ability to respond to general economic conditions;

●	MoonLake AG’s ability to manage its growth effectively;

●	the impact of the COVID-19 pandemic;

●	competition and competitive pressures from other companies worldwide in the industries in which MoonLake AG will operate;

●	litigation and the ability to adequately protect MoonLake AG’s intellectual property rights; and

●	other factors described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 48, which is incorporated herein by reference.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are more fully described under the heading “Risk Factors” and elsewhere in this Current Report on Form 8-K. The risks described under the heading “Risk Factors” are not exhaustive. Other sections of this Current Report on Form 8-K describe additional factors that could adversely affect the business, financial condition or results of operations of MoonLake. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can MoonLake assess the impact of all such risk factors on the business of MoonLake or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to MoonLake or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. MoonLake undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business and Properties

The information set forth in the section of the Proxy Statement entitled “Business of MoonLake” beginning on page 186 and in the section of the Proxy Statement entitled “Other Information Related to Helix” beginning on page 173, including the information regarding the properties used in MoonLake’s business included in the subsection thereof entitled “Other Information Related to Helix—Properties” on page 177, is incorporated herein by reference.

Risk Factors

The risks associated with MoonLake’s business and operations are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 48, which is incorporated herein by reference.

Financial Information

Summary Historical Financial and Other Information

The summary historical financial information set forth in the section of the Proxy Statement entitled “Summary Historical Financial Information — Helix” beginning on page 41 and “Summary Historical Financial Information of MoonLake” beginning on page 43 are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Managements’ discussion and analysis of the financial condition and results of operation prior to the Business Combination is included in the Proxy Statement in the sections entitled “Helix Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 182 and “MoonLake Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 215, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to MoonLake regarding beneficial ownership of MoonLake’s voting ordinary shares as of April 5, 2022, after giving effect to the Closing, by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of each class of MoonLake’s voting ordinary shares;

●	each of our named executive officers and directors; and

●	all current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Pursuant to the Second Amended and Restated Memorandum and Articles of Association of MoonLake Immunotherapeutics, each Class A Ordinary Share entitles the holders thereof to one vote per share and such economic rights as are set forth in the Second Amended and Restated Memorandum and Articles of Association of MoonLake Immunotherapeutics, and each Class C Ordinary Share entitles the holders thereof to one vote per share, but carries no economic rights.

The beneficial ownership of our Class A Ordinary Shares is based on 36,925,639 Class A Ordinary Shares outstanding as of April 5, 2022, after giving effect to the Closing. The beneficial ownership of our Class C Ordinary Shares is based on 15,775,472 Class C Ordinary Shares outstanding as of April 5, 2022, after giving effect to the Closing. The beneficial ownership of our total voting ordinary shares is based on 52,701,111 voting ordinary shares outstanding as of April 5, 2022, after giving effect to the Closing, of which 36,925,639 shares were Class A Ordinary Shares and 15,775,472 shares were Class C Ordinary Shares.

Name and Address of Beneficial Owners	Number of Shares	% Class A Ordinary Shares	% Class C Ordinary Shares	% Total Voting Power
Executive Officers and Directors Post-Business-Combination(1)
Dr. Jorge Santos da Silva	3,363,870	0.00%	21.32%	6.38%
Dr. Kristian Reich	3,363,870	0.00%	21.32%	6.38%
Matthias Bodenstedt	915,376	0.00%	5.80%	1.74%
Dr. Andrew Phillips	—	0.00%	0.00%	0.00%
Simon Sturge	342,980	0.00%	2.17%	*
Spike Loy	—	0.00%	0.00%	0.00%
Dr. Kara Lassen	—	0.00%	0.00%	0.00%
Catherine Moukheibir	—	0.00%	0.00%	0.00%
Dr. Ramnik Xavier	—	0.00%	0.00%	0.00%
All Executive Officers and Directors as a Group (Nine Individuals)	7,986,096	0.00%	50.62%	15.15%
Five Percent Holders
Certain funds managed by BVF Partners L.P.(2)	21,751,284	58.91%	0.00%	41.27%
Merck Healthcare KGaA, Darmstadt, Germany, an affiliate of Merck KGaA, Darmstadt Germany(3)	3,330,231	0.00%	21.11%	6.32%
Helix Holdings LLC(4)	3,215,000	8.71%	0.00%	6.10%
Certain funds affiliated with Cormorant Asset Management, LP.(5)	2,850,000	7.72%	0.00%	5.41%
Citadel CEMF Investments Ltd(6)	2,685,937	7.27%	0.00%	5.10%
Florian Schönharting	2,051,961	0.00%	13.01%	3.89%
Arnout Michiel Ploos van Amstel	1,757,420	0.00%	11.14%	3.33%

*	less than 1%
(1)	Unless otherwise noted, the business address of each of the entities or individuals listed is Dorfstrasse 29, 6300 Zug, Switzerland.

(2)	Includes (a)(i) 9,533,611 Class A Ordinary Shares issued to Biotechnology Value Fund, L.P. (“BVF”), (ii) 7,741,509 Class A Ordinary Shares issued to Biotechnology Value Fund II, L.P. (“BVF2”), and (iii) 1,226,164 Class A Ordinary Shares issued to Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), in each case, pursuant to the Business Combination Agreement, and (b)(i) 1,732,067 Class A Ordinary Shares purchased by BVF, (ii) 1,264,191 Class A Ordinary Shares purchased by BVF2, (iii) 194,153 Class A Ordinary Shares purchased by Trading Fund OS, and (iv) 59,589 Class A Ordinary Shares purchased by MSI BVF SPV LLC (“MSI BVF”), in each case, in the PIPE. BVF I GP L.L.C. (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP L.L.C. (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings L.L.C. (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P. (“Partners”) as the investment manager of BVF, BVF2, Trading Fund OS and MSI BVF, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2, Trading Fund OS and MSI BVF. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc., and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2, Trading Fund OS, and MSI BVF. The business address for each of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mark N. Lambert is 44 Montgomery St. 40th Floor, San Francisco, California 94104. The business address of MSI BVF is 200 Park Avenue, New York, NY 10166. The business address of each of Trading Fund OS and Partners OS is P.O. Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(3)	Consists of 3,330,231 Class C Ordinary Shares issued to Merck Healthcare KGaA, Darmstadt, Germany pursuant to the Business Combination Agreement. Merck KGaA, Darmstadt, Germany, is the general partner of Merck Healthcare KGaA, Darmstadt, Germany. E. Merck KG, Darmstadt, Germany is a general partner of Merck KGaA, Darmstadt, Germany, and holds an equity interest in Merck KGaA, Darmstadt, Germany, which represents a majority of the capital stock of Merck KGaA, Darmstadt, Germany. Each of Merck KGaA, Darmstadt, Germany, and E. Merck KG, Darmstadt, Germany may be deemed to beneficially own the shares held of record by Merck Healthcare KGaA, Darmstadt, Germany. The business address of Merck Healthcare KGaA, Darmstadt, Germany and Merck KGaA, Darmstadt, Germany is Frankfurter Strasse 250, 64293 Darmstadt, Germany. The business address of E. Merck KG, Darmstadt, Germany is Emanuel-Merck-Platz 1, 64293 Darmstadt, Germany.
(4)	Helix Holdings LLC is the record holder of such shares. Bihua Chen is the manager of Helix Holdings LLC and has voting and investment discretion with respect to the ordinary shares held of record thereby. Ms. Chen disclaims any beneficial ownership of the securities held by Helix Holdings LLC other than to the extent of any pecuniary interest she may have therein, directly or indirectly.
(5)	Includes (i) 1,500,000 Class A Ordinary Shares purchased by Cormorant Private Healthcare Fund IV, LP, (ii) 143,803 Class A Ordinary Shares purchased by Cormorant Global Healthcare Master Fund, LP, (iii) 536,027 Class A Ordinary Shares purchased by Cormorant Private Healthcare Fund II, LP and (iv) 670,170 Class A Ordinary Shares purchased by Cormorant Private Healthcare Fund III, LP (the funds, collectively “Cormorant Funds”, and each “Cormorant Fund”), in each case, in the PIPE. Cormorant Asset Management, LP is the manager of each Cormorant Fund. Bihua Chen is the founder and managing member of Cormorant Asset Management, LP and has voting and investment discretion with respect to the ordinary shares held by each Cormorant Fund. Ms. Chen disclaims any beneficial ownership of the securities held by any Cormorant Fund other than to the extent of any pecuniary interest she may have therein, directly or indirectly.
(6)	Represents (i) 685,937 Class A Ordinary Shares owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities LLC (“Citadel Securities”) and (ii) 2,000,000 Class A Ordinary Shares purchased by Citadel CEMF Investments Ltd. (“CEMF”) in the PIPE. Citadel Advisors LLC (“Citadel Advisors”) is the portfolio manager for CM. Citadel Advisors is the portfolio manager of CEMF. Citadel Advisors Holdings LP (“CAH”) is the sole member of Citadel Advisors. Citadel GP LLC (“CGP”) is the general partner of CAH. Citadel Securities Group LP (“CALC4”) is the non-member manager of Citadel Securities. Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Mr. Kenneth Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. This disclosure shall not be construed as an admission that Mr. Griffin or any of the Citadel related entities listed above is the beneficial owner of any securities of MoonLake other than the securities actually owned by such person (if any). The business address of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP, CEMF and Mr. Griffin is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

Information about Directors and Executive Officers

MoonLake’s directors and officers are as follows:

Name	Age	Position(s)
Executive Officers
Dr. Jorge Santos da Silva	45	Chief Executive Officer; Director
Dr. Kristian Reich	56	Chief Scientific Officer
Matthias Bodenstedt	34	Chief Financial Officer

Non-Employee Directors
Simon Sturge	63	Chairperson, Director; Audit Committee; Chair, Nominating and Corporate Governance Committee
Dr. Kara Lassen	43	Director; Nominating and Corporate Governance Committee
Spike Loy	41	Director; Audit Committee; Compensation Committee
Catherine Moukheibir	62	Director; Chair, Audit Committee; Compensation Committee
Dr. Andrew Phillips	51	Director; Chair, Compensation Committee; Nominating and Corporate Governance Committee
Dr. Ramnik Xavier	58	Director

Information with respect to MoonLake’s directors and executive officers immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement in the section entitled “Management of the Company Following the Business Combination” beginning on page 225, which information is incorporated herein by reference.

Resignations and Appointments

In connection with the Closing, each of Helix’s directors prior to the Closing resigned from their respective position as a director of Helix, in each case effective as of the Closing.

Following the completion of the Business Combination, the Board consists of seven members, divided into three classes: Class I, Class II and Class III. The number of directors in each class will be as nearly equal as possible. At the 2022 annual general meeting, the term of office of the Class I Directors shall expire and Class I Directors appointed at such meeting shall be elected for a full term of three years. At the 2023 annual general meeting, the term of office of the Class II Directors shall expire and Class II Directors appointed at such meeting shall be elected for a full term of three years. At the 2024 annual general meeting, the term of office of the Class III Directors shall expire and Class III Directors appointed at such meeting shall be elected for a full term of three years. At each succeeding annual general meeting, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual general meeting. Each director will hold office until his or her term expires at the next general meeting for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

In accordance with the Business Combination Agreement, Helix nominated two directors to the Board (one Class I Director and one Class III Director), MoonLake nominated four directors to the Board (one Class I Director, one Class II Director, one Class III Director, and one of any class), and Dr. Santos da Silva was nominated as a Class III Director.

Following the completion of the Business Combination, the Board appointed members of the Board and designated such members to classes as follows:

●	the Class I Directors, whose terms will expire at the annual general meeting held in 2022, are Dr. Kara Lassen and Spike Loy;

●	the Class II Directors, whose terms will expire at the annual general meeting held in 2023, are Catherine Moukheibir and Dr. Ramnik Xavier; and

●	the Class III Directors, whose terms will expire at the annual general meeting held in 2024, are Dr. Andrew Phillips, Dr. Jorge Santos da Silva, and Simon Sturge.

Biographies of each of the directors are set forth in the Proxy Statement entitled “Management of the Company Following the Business Combination” beginning on page 225, and are incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Dr. Jorge Santos da Silva was appointed to serve as MoonLake’s Chief Executive Officer, Dr. Kristian Reich was appointed to serve as MoonLake’s Chief Scientific Officer and Matthias Bodenstedt was appointed to serve as MoonLake’s Chief Financial Officer.

In connection with the Closing, each of Helix’s executive officers prior to the Closing resigned from his or her respective position as an executive officer of Helix, in each case effective as of the Closing.

Board Leadership Structure

Simon Sturge serves as a director and as an independent Chairman of the Board. MoonLake believes that the roles of Chairman and Chief Executive Officer should be separate and that the Chairman should be an independent director as this structure enables MoonLake’s independent Chairman to oversee corporate governance matters and the Chief Executive Officer to focus on leading MoonLake’s business. At any time when there is not an independent Chairman, MoonLake expects that the Board will designate one or more independent directors to serve as lead director.

MoonLake expects the independent directors generally to meet in executive sessions without management present at every regular meeting of the Board. The purpose of these executive sessions is to encourage and enhance communication among non-management and independent directors.

MoonLake believes that that the programs for overseeing risk, as described in the “Role of Board in Risk Oversight” section below, would be effective under a variety of leadership frameworks. Accordingly, the risk oversight function of the Board did not significantly impact the selection of the leadership structure.

Role of Board in Risk Oversight

One of the key functions of the Board is informed oversight of the risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has responsibility to consider and discuss major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and other applicable regulatory requirements. The Compensation Committee assesses and monitors whether MoonLake’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Director Independence

The Board has determined that none of the directors, other than Dr. Jorge Santos da Silva, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with MoonLake and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of securities of MoonLake by each non-employee director and the transactions described in the section “Certain Relationships and Related Party Transactions.”

The members of the Audit Committee must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act (“Rule 10A-3”). In order to be considered independent for purposes of Rule 10A-3, no member of the Audit Committee may, other than in his or her capacity as a member of the Board, the Audit Committee, or any other committee of the Board: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from us; or (ii) directly, or indirectly through one or more intermediaries, control, be controlled by or be under common control with us.

There are no family relationships among any of the proposed directors or executive officers of MoonLake.

Committees of the Board of Directors

There are three standing committees of MoonLake’s Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. MoonLake believes that the functioning and composition of these committees complies with the requirements of the Sarbanes-Oxley Act, the rules of Nasdaq and SEC rules and regulations that are applicable to MoonLake. The committees have the members and responsibilities described below. Members will serve on these committees until their resignation or until as otherwise determined by the Board.

Audit Committee

The Audit Committee consists of Catherine Moukheibir, Spike Loy and Simon Sturge. The Board has determined that each member is independent under the listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Chairperson of the Audit Committee is Catherine Moukheibir. The Board has determined that Catherine Moukheibir is an “audit committee financial expert” within the meaning of SEC regulations. The Board has determined that each member of the Audit Committee has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment.

The Audit Committee is responsible for, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit MoonLake’s financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, MoonLake’s interim and year-end financial statements;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing and overseeing MoonLake’s policies on risk assessment and risk management, including enterprise risk management;

●	reviewing the adequacy and effectiveness of internal control policies and procedures and MoonLake’s disclosure controls and procedures; and

●	approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has adopted a written charter of the Audit Committee, which is available on MoonLake’s website at https://ir.moonlaketx.com/corporate-governance. Information contained on or accessible through MoonLake’s website is not a part of this Current Report on Form 8-K.

Compensation Committee

The Compensation Committee consists of Dr. Andrew J. Phillips, Spike Loy, and Catherine Moukheibir. The Board has determined that each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Code. The Chairperson of the Compensation Committee is Dr. Andrew J. Phillips.

The Compensation Committee is responsible for, among other things:

●	reviewing, approving and determining the compensation of MoonLake’s officers and key employees;

●	reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;

●	administering the MoonLake’s equity compensation plans;

●	reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans; and

●	establishing and reviewing general policies relating to compensation and benefits of MoonLake’s employees.

The Board has adopted a written charter of the Compensation Committee, which is available on MoonLake’s website at https://ir.moonlaketx.com/corporate-governance. Information contained on or accessible through MoonLake’s website is not a part of this Current Report on Form 8-K.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee consists of Simon Sturge, Dr. Kara Lassen, and Dr. Andrew J. Phillips. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under Nasdaq listing standards. The Chairperson of the Nominating and Corporate Governance Committee is Simon Sturge.

The Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

●	evaluating the performance of the Board and of individual directors;

●	considering, and making recommendations to the Board regarding the composition of the Board and its committees;

●	reviewing developments in corporate governance practices;

●	evaluating the adequacy of the corporate governance practices and reporting;

●	reviewing related person transactions; and

●	developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.

The Board has adopted a written charter of the nominating and corporate governance committee, which is available on MoonLake’s website at https://ir.moonlaketx.com/corporate-governance. Information contained on or accessible through MoonLake’s website is not a part of this Current Report on Form 8-K.

Director Nominations

In accordance with the Business Combination Agreement, Helix nominated two directors to the Board (one Class I Director and one Class III Director), MoonLake AG nominated four directors to the Board (one Class I Director, one Class II Director, one Class III Director, and one of any class), and Dr. Santos da Silva was nominated as a Class III Director. Helix nominated Dr. Andrew Phillips and Dr. Ramnik Xavier. MoonLake AG nominated Dr. Kara Lassen, Spike Loy, Catherine Moukheibir, and Simon Sturge.

Compensation Committee Interlocks and Insider Participation

None of MoonLake’s executive officers currently serves, or has served during the last year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of MoonLake’s directors or on such other company’s compensation committee.

Code of Business Conduct and Ethics

The Board adopted a Code of Business Conduct and Ethics (“Code”) that applies to all of MoonLake’s directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. Among other things, the Code establishes certain guidelines and principles relating to (i) compliance with laws and regulations, (ii) conflicts of interest, (iii) corporate opportunities, (iv) gifts, (v) confidentiality, (vi) protection and use of MoonLake assets, (vii) record keeping, (viii) environmental, health and safety, (ix) discrimination and harassment, (x) prohibition against payments to government personnel, and (xi) insider information and securities trading, as well as establishes internal reporting and compliance procedures.

A copy of the Code is attached hereto as Exhibit 14.1 and is incorporated herein by reference. The Code is also available on MoonLake’s website at https://ir.moonlaketx.com/corporate-governance. In the event MoonLake makes any amendments to, or grants any waiver from, a provision of the Code that applies to its principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC or Nasdaq rules, MoonLake will disclose such amendment or waiver and reasons therefor on its website at https://ir.moonlaketx.com/corporate-governance within the time period required by such rules. MoonLake’s website is not part of this Current Report on Form 8-K.

Corporate Governance Guidelines

The Board adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the Nasdaq that serve as a flexible framework within which MoonLake’s board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of MoonLake’s corporate governance guidelines is available on its website at https://ir.moonlaketx.com/corporate-governance. MoonLake’s website is not part of this Current Report on Form 8-K.

Director Compensation

Information relating to director compensation following the Business Combination is described in the Proxy Statement in the section entitled “Executive Compensation—Director Compensation” beginning on page 240, which information is incorporated herein by reference.

Executive Compensation

The compensation for Helix’s executive officers before the Closing is described in the Proxy Statement in the section entitled “Executive Compensation—Helix” beginning on page 233, which information is incorporated herein by reference. The compensation of the named executive officers of MoonLake AG prior to the Closing is set forth in the Proxy Statement in the section entitled “Executive Compensation—MoonLake” beginning on page 233, which information is incorporated herein by reference.

The general compensation programs of MoonLake’s executive officers after the Business Combination are described in the section of the Proxy Statement entitled “Executive Compensation—MoonLake” beginning on page 233, which information is incorporated herein by reference.

The Incentive Plan was approved by Helix’s shareholders at the Extraordinary Meeting. A description of the Incentive Plan is set forth in the section of the Proxy Statement entitled “The Incentive Plan Proposal” beginning on page 167 and is incorporated herein by reference. A copy of the complete text of the Incentive Plan is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Transactions

The Board adopted a written policy regarding the review and approval or disapproval by our Audit Committee of transactions between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect interest. In approving or rejecting any such transaction, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote on approval or disapproval of the transaction.

Certain relationships and related party transactions of MoonLake, Helix, and MoonLake AG are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 245 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against MoonLake or any members of its management team in their capacity as such, and MoonLake and the members of its management team have not been subject to any such proceeding in the 12 months preceding the date of this Current Report on Form 8-K.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Helix’s Class A Ordinary Shares were historically listed on the Nasdaq Capital Market of the Nasdaq Stock Market under the symbol “HLXA.” On April 6, 2022, the Class A Ordinary Shares were listed on the Nasdaq Capital Market of the Nasdaq Stock Market under the symbol “MLTX”.

As of the Closing Date and following the completion of the Business Combination, MoonLake had approximately 36,925,639 Class A Ordinary Shares issued and outstanding held of record by approximately 40 holders. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose Class A Ordinary Shares are held of record by banks, brokers and other financial institutions.

Dividends

MoonLake has not paid any cash dividends on its ordinary shares to date and does not intend to pay any cash dividends for the foreseeable future. The payment of cash dividends in the future will be dependent upon MoonLake’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The securities issued in connection with the sales below were not registered under the Securities Act, and were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act:

●	In connection with Helix’s formation, during the period ended August 19, 2020, the Sponsor paid $25,000 to cover certain offering and formation costs of Helix in consideration for 3,593,750 Class B Ordinary Shares. On September 30, 2020, the Sponsor surrendered, for no consideration, 718,750 Class B Ordinary Shares, resulting in the Sponsor holding 2,875,000 Class B Ordinary Shares. In September 2020, the Sponsor transferred 30,000 founder shares to each of its independent directors.

●	Simultaneously with the closing of Helix’s initial public offering on October 22, 2020, Helix completed the private sale of 430,000 Class A Ordinary Shares (the “Helix 2020 Private Placement Shares”) at a purchase price of $10.00 per share, to the Sponsor, generating gross proceeds to Helix of $4,300,000 (the “Helix 2020 Private Placement”).

●

At the Closing of the Business Combination, (i) all of the 2,875,000 outstanding Class B Ordinary Shares, which were held by the Sponsor and Helix’s independent directors, were automatically converted into Class A Ordinary Shares on a one-for-one basis; (ii) the BVF Shareholders assigned all of their MoonLake AG Common Shares to Helix and Helix issued to the BVF Shareholders 18,501,284 Class A Ordinary Shares; (iii) Helix issued 15,775,472 Class C Ordinary Shares to the ML Parties (other than the BVF Shareholders), and (iv) Helix issued to the PIPE Investors an aggregate of 11,700,000 Class A Ordinary Shares pursuant to the PIPE Subscription Agreements.

MoonLake intends to file with the SEC a registration statement on Form S-1 within 30 days of the Closing to register the resale of the Class A Ordinary Shares issued in private placements, or issuable upon the conversion of Class C Ordinary Shares issued in private placements, as described above.

Description of Registrant’s Securities to be Registered

The description of the Class A Ordinary Shares set forth in the section of the Proxy Statement entitled “Description of Securities” beginning on page 249 is incorporated herein by reference.

Indemnification of Directors and Officers

A description of MoonLake’s indemnification obligations in respect of its directors and officers is included in the Proxy Statement in the section entitled “Management of the Company Following the Business Combination—Limitation on Liability and Indemnification Matters” beginning on page 232 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the PIPE Subscription Agreements and the PIPE set forth above under “Introductory Note—Subscription Agreements and PIPE Investment (Private Placement)” of this Current Report on Form 8-K is incorporated herein by reference.

The information regarding unregistered sales of equity securities set forth under “Item 2.01 Completion of Acquisition or Disposition of Assets—Recent Sales of Unregistered Securities” in this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, Helix filed the Second Amended and Restated Memorandum and Articles of Association of MoonLake Immunotherapeutics with the Cayman Islands Registrar of Companies. The material terms of the Second Amended and Restated Memorandum and Articles of Association of MoonLake Immunotherapeutics and the general effect upon the rights of holders of MoonLake’s capital stock are described in the sections of the Proxy Statement entitled “The Binding Organizational Documents Proposals” and “The Advisory Organizational Documents Proposals” beginning on pages 158 and 162, respectively, of the Proxy Statement, which information is incorporated herein by reference. A copy of the Second Amended and Restated Memorandum and Articles of Association of MoonLake Immunotherapeutics is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth under the heading “Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding MoonLake’s directors and executive officers and the compensation that will be paid to them set forth under the headings “Information about Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Closing, Bihua Chen, Dr. Nancy Chang, Will Lewis and John Schmid resigned as directors of Helix, and Bihua Chen and Dr. Andrew J. Phillips resigned as officers of Helix.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics.

The foregoing description of the Code is subject to and qualified in its entirety by reference to the complete text of the Code, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

The information set forth under the heading “Code of Business Conduct and Ethics” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a business combination as required by the amended and restated memorandum and articles of association of Helix, dated October 19, 2020, MoonLake ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “The Business Combination Proposal—The Business Combination Agreement” beginning on page 112 of the Proxy Statement, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 5, 2022, MoonLake issued a press release announcing the consummation of the Business Combination, which is furnished in this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Exhibits.

(a) Financial Statements of Business Acquired

The following historical financial statements of Helix and the related notes beginning on page F-2 of the Proxy Statement are incorporated herein by reference: audited financial statements as of December 31, 2021 and 2020 and for the year ended December 31, 2021 and the period from August 13, 2020 (inception) through December 31, 2020.

The following historical consolidated financial statements of MoonLake AG and the related notes beginning on page F-18 of the Proxy Statement are incorporated herein by reference: audited consolidated financial statements as of December 31, 2021 and for the period from March 10, 2021 (inception) through December 31, 2021.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 are set forth in Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits

EXHIBIT INDEX

Exhibit	Description
2.1†	Business Combination Agreement, dated as of October 4, 2021, by and among Helix Acquisition Corp., MoonLake Immunotherapeutics AG, the existing shareholders and option rights holders of MoonLake Immunotherapeutics AG, Helix Holdings LLC, and Matthias Bodenstedt (incorporated by reference to Exhibit 2.1 of Helix’s Form 8-K, filed with the SEC on October 4, 2021).
3.1*	Memorandum and Articles of Association of MoonLake Immunotherapeutics.
10.1	Investment Agreement, dated as of October 4, 2021, by and among Helix Acquisition Corp., MoonLake Immunotherapeutics AG and the existing shareholders and option rights holders of MoonLake Immunotherapeutics AG (incorporated by reference to Exhibit 10.1 of Helix’s Form 8-K, filed with the SEC on October 4, 2021).
10.2*	Amended and Restated Shareholders’ Agreement, dated as of April 5, 2022, by and among MoonLake Immunotherapeutics, MoonLake Immunotherapeutics AG and the investors signatory thereto.
10.3	Letter Agreement, dated October 19, 2020, among Helix Acquisition Corp., Helix Holdings LLC and each of the officers and directors of Helix (incorporated by reference to Exhibit 10.1 of Helix’s Form 8-K, filed with the SEC on October 22, 2020).
10.4	Amended Sponsor Agreement, dated as of October 4, 2021, by and among Helix Acquisition Corp., Helix Holdings LLC, and the officers and directors of Helix Acquisition Corp (incorporated by reference to Exhibit 10.4 of Helix’s Form 8-K, filed with the SEC on October 4, 2021).
10.5*	Amended and Restated Registration Rights Agreement, dated as of April 5, 2022, by and among the MoonLake Immunotherapeutics, Helix Holdings LLC and the holders signatory thereto.

10.6	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 of Helix’s Form 8-K, filed with the SEC on October 4, 2021).
10.7*	Form of Subscription Agreement
10.8*+	MoonLake Immunotherapeutics 2022 Equity Incentive Plan.
10.9†#	License Agreement, dated April 29, 2021, by and between MoonLake Immunotherapeutics AG and MERCK Healthcare KGaA (incorporated by reference to Exhibit 10.9 of Helix’s Form S-1/A, filed with the SEC on March 14, 2022).
10.10	Side Letter to License Agreement, dated April 29, 2021, by and between MoonLake Immunotherapeutics AG and MERCK Healthcare KGaA. (incorporated by reference to Exhibit 10.10 of Helix’s Form S-1/A, filed with the SEC on March 14, 2022).
10.11†#	Contract Manufacturing Agreement, dated October 15, 2018, by and between MoonLake Immunotherapeutics AG, as assignee of MERCK Healthcare KGaA, and Richter-Helm Biologics GmbH & Co. (incorporated by reference to Exhibit 10.11 of Helix’s Form S-1/A, filed with the SEC on March 14, 2022).
10.12#	Amendment No. 2 to Contract Manufacturing Agreement, by and between MoonLake Immunotherapeutics AG, as assignee of MERCK Healthcare KGaA, and Richter-Helm Biologics GmbH & Co. (incorporated by reference to Exhibit 10.12 of Helix’s Form S-1/A, filed with the SEC on March 14, 2022).
10.13	Assignment of Contract Manufacturing Agreement, dated July 1, 2021, by and among MoonLake Immunotherapeutics AG, MERCK Healthcare KGaA, and Richter-Helm Biologics GmbH & Co. (incorporated by reference to Exhibit 10.13 of Helix’s Form S-1/A, filed with the SEC on March 14, 2022).
10.14+	Employment Agreement, dated April 30, 2021, by and between MoonLake Immunotherapeutics AG and Dr. Jorge Santos da Silva (incorporated by reference to Exhibit 10.14 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.15+	Amendment to Employment Agreement, dated September 9, 2021, by and between MoonLake Immunotherapeutics AG and Dr. Jorge Santos da Silva (incorporated by reference to Exhibit 10.15 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.16+	Employment Agreement, dated April 30, 2021, by and between MoonLake Immunotherapeutics AG and Prof. Dr. Kristian Reich (incorporated by reference to Exhibit 10.16 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.17+	Amendment to Employment Agreement, dated November 8, 2021, by and between MoonLake Immunotherapeutics AG and Prof. Dr. Kristian Reich (incorporated by reference to Exhibit 10.17 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.18+	Employment Agreement, dated May 10, 2021, by and between MoonLake Immunotherapeutics AG and Matthias Bodenstedt (incorporated by reference to Exhibit 10.18 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.19+	Amendment to Employment Agreement, dated June 22, 2021, by and between MoonLake Immunotherapeutics AG and Matthias Bodenstedt (incorporated by reference to Exhibit 10.19 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.20+	Employment Agreement, dated April 30, 2021, by and between MoonLake Immunotherapeutics AG and Jonkheer Arnout Michiel Ploos van Amstel (incorporated by reference to Exhibit 10.20 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.21+	Amendment to Employment Agreement, dated September 9, 2021, by and between MoonLake Immunotherapeutics AG and Jonkheer Arnout Michiel Ploos van Amstel (incorporated by reference to Exhibit 10.21 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.22†+	Termination Agreement, dated December 13, 2021, by and between MoonLake Immunotherapeutics AG and Jonkheer Arnout Michiel Ploos van Amstel (incorporated by reference to Exhibit 10.22 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.23†+	Board Member Agreement, dated September 25, 2021, by and between MoonLake Immunotherapeutics AG and Simon Sturge (incorporated by reference to Exhibit 10.23 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).

10.24+	Employee Share Participation Plan of MoonLake Immunotherapeutics AG, dated July 23, 2021 (incorporated by reference to Exhibit 10.24 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.25+	Employee Stock Option Plan of MoonLake Immunotherapeutics AG, dated July 23, 2021 (incorporated by reference to Exhibit 10.25 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.26+	Employee Share Participation Plan of MoonLake Immunotherapeutics AG, dated December 14, 2021 (incorporated by reference to Exhibit 10.26 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.27+	Employee Stock Option Plan of MoonLake Immunotherapeutics AG, dated December 14, 2021 (incorporated by reference to Exhibit 10.27 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.28	Loan Agreement, dated October 15, 2021, by and among MoonLake Immunotherapeutics AG and the Lenders named therein (incorporated by reference to Exhibit 10.28 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.29	Amendment to the Loan Amendment, dated January 18, 2022, by and among MoonLake Immunotherapeutics AG and the Lenders named therein (incorporated by reference to Exhibit 10.29 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.30	Second Amendment to the Loan Agreement, dated February 15, 2022, by and among MoonLake Immunotherapeutics AG and the Lenders named therein (incorporated by reference to Exhibit 10.30 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.31	Convertible Loan Agreement, dated as of February 20, 2022, by and among Cormorant Private Healthcare Fund IV. L.P., MoonLake Immunotherapeutics AG, Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P. and Helix Acquisition Corp. (incorporated by reference to Exhibit 10.1 of Helix’s Form 8-K, filed with the SEC on February 25, 2022).
10.32+	Form of Indemnification Agreement for directors and executive officers (incorporated by reference to Exhibit 10.32 of Helix’s Form S-1/A, filed with the SEC on March 8, 2022).
10.33*+	Form of Non-Employee Director Stock Option Agreement.
14.1*	Code of Business Conduct and Ethics.
21.1*	Subsidiaries of MoonLake Immunotherapeutics.
99.1*	Press Release issued by MoonLake Immunotherapeutics on April 5, 2022.
99.2*	MoonLake Immunotherapeutics unaudited pro forma condensed combined balance sheet as of December 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5).
+	Indicates a management contract of compensatory plan.
#	Portions of the Exhibit have been omitted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoonLake Immunotherapeutics

Date: April 11, 2022	By:	/s/ Matthias Bodenstedt
	Name:	Matthias Bodenstedt
	Title:	Chief Financial Officer